UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549
___________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2010
___________

Northwest Bancorporation, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-24151	91-1574174
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

421 W. Riverside Avenue, Spokane, Washington 99201
(Address of principal executive offices) (Zip Code)

(509) 456-8888
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 17, 2010, Northwest Bancorporation, Inc. (the "Company") held its Annual Meeting of Shareholders for the following purposes:

•	To elect five Directors for a three-year term;

•	To ratify the appointment of Moss Adams, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2010; and

•	To consider and approve an advisory (non-binding) resolution approving the Company's executive compensation.

The shareholders voted to elect the five director nominees, to ratify the selection of Moss Adams, LLP as the independent registered public accounting firm, and to approve the non-binding advisory proposal on executive compensation.

As of the record date for the Annual Meeting, there were 2,380,793 shares of the Company's common stock issued and outstanding and entitled to vote at the meeting, of which 1,823,801 shares were represented personally or by proxy at the meeting.  The number of votes cast for or against and the number of abstentions and broker non-votes, as applicable, in connection with each matter presented for shareholder consideration at the meeting, are set forth below:

Election of Directors

	For	Withheld	Broker Non-votes

Katie Brodie	1,516,047	21,838	285,916

Clark H. Gemmill	1,516,047	21,838	285,916

Frederick M. Schunter	1,459,883	78,002	285,916

William E. Shelby	1,516,047	21,838	285,916

Jennifer P. West	1,493,325	44,560	285,916

Other Matters

	For	Against	Abstain

Ratification of appointment of Moss Adams, LLP as the independent registered public accounting firm	1,793,508	20,708	9,585

Non-binding advisory proposal on executive compensation	1,762,542	33,054	28,197

Item 8.01.              Other Events.

On June 4, 2010, the Company gave written notice to the holders of its outstanding junior subordinated notes (the "Notes") relating to its outstanding trust preferred securities that it is deferring the regularly scheduled interest payments on the Notes.

Under the terms of the junior subordinated notes and the related trust documents, the Company is allowed to defer payments of interest for up to 20 consecutive quarterly periods without default.  During the deferral period, the respective trust will likewise suspend the declaration and payment of dividends on the trust preferred securities.  Also during the deferral period, the Company generally may not pay cash dividends on or repurchase its common stock or preferred stock, including the Fixed Rate Cumulative Perpetual Preferred Stock, Series A and Series B, issued by the Company under the U.S. Department of the Treasury's Capital Purchase Program.  In addition, the Company will be restricted from making any payment on outstanding debt obligations that rank equally with, or junior to, the junior subordinated notes.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHWEST BANCORPORATION, INC.
          (Registrant)

      June 4, 2010                                                                    By:  /s/ Randall L. Fewel
           Date                                                                                    Randall L. Fewel
       President and Chief Executive Officer